UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2011

PrimeCare Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware                                                             001-32828                                   54-170-7928

(State or other jurisdiction                               (Commission                              (IRS Employer

of incorporation)                                              File Number)                             Identification No.)

610 Thimble Shoals Blvd., Suite 402-A, Newport News, Virginia

23606

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code (757)-591-0323

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

PrimeCare Systems, Inc.,  hereby incorporates by reference as Exhibit 99.1 the attached news release dated March 10, 2011 announcing the development of a data collection interface between the WelchAllyn Spot Vital Signs LXi and the PrimeCare Patient Management System, Version Ten.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PrimeCare Systems, Inc.

(Registrant)

Date: March 10, 2011

   By:

 /s/ Robert A. Shiver

Acting Chairman